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                                                                     Exhibit 4.1


     COMMON                                                   COMMON

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     NUMBER                   [MCK LOGO]                      SHARES
MCK
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                MCK COMMUNICATIONS, INC.

  INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE   CUSIP 581243 10 2

                                                          SEE REVERSE FOR
                                                        CERTAIN DEFINITIONS

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THIS CERTIFIES THAT








is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF



MCK COMMUNICATIONS, INC. (herein called the "Corporation") transferable upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and the By-laws of the Corporation, each as amended from time to time (copies of which are on file with the Transfer Agent).
     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     IN WITNESS WHEREOF, MCK COMMUNICATIONS, INC. has caused its facsimile corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.


Dated:


  /s/ Paul Zurlo                  [SEAL]            /s/ Woody Benson

      SECRETARY                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

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                            MCK COMMUNICATIONS, INC.


THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK. THE CORPORATION WILL FURNISH TO THE HOLDER UPON REQUEST AND WITHOUT CHARGE THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common             UNIF GIFT MIN ACT-__Custodian___
     TEN ENT - as tenants by the entireties                      (Cust)  (Minor)
     JT TEN  - as joint tenants with right of      under Uniform Gifts to Minors
               survivorship and not as tenants     Act __________
               in common                                 (State)



     Additional abbreviations may also be used though not in the above list.





        For Value Received, ______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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------------------------------------------------------------------------ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

---------------------------------------------------------------------- Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.


Dated
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               NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                       THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed:


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.